China Mobility Solutions, Inc.

Quarterly Report on Form 10-QSB
Quarter Ended September 30, 2006

EXHIBIT INDEX

Exhibit
NumberDescription
31.1Certification pursuant to Rule 13a-14(a) or Rule 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2Certification pursuant to Rule 13a-14(a) or Rule 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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Exhibit 31.1

CERTIFICATION PURSUANT TO SECURITIES
EXCHANGE ACT RULE 13a-14(A), AS ADOPTED PURSUANT
TO SECTION 302 OF THE SARBANES OXLEY ACT

I, Xiao-qing (Angela) Du, the Chief Executive Officer (principal executive officer and principal accounting officer) of China Mobility Solutions, Inc., certify that:

1. I have reviewed this Quarterly Report on Form 10-QSB of China Mobility Solutions, Inc.;

2. Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The small business issuers other certifying officer and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) * for the small business issuer and have:

  (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)  *;

  (c)  Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  (d)  Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuers other certifying officer I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuers auditors and the audit committee of small business issuers board of directors (or persons performing the equivalent functions):

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  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuers internal controls; and

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Date: November 20, 2006
By:	/s/ Xiao-Qing (Angela) Du

Xiao-Qing (Angela) Du

Title: Chief Executive Officer (Principal Executive and Principal Accounting Officer)

* Indicates material omitted in accordance with SEC Releases Nos. 33-8238 and 34-47986

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Exhibit 31.2

CERTIFICATION PURSUANT TO SECURITIES
EXCHANGE ACT RULE 13a-14(A), AS ADOPTED PURSUANT
TO SECTION 302 OF THE SARBANES OXLEY ACT

I, Ernest Cheung, the Chief Financial Officer (principal financial officer) of China Mobility Solutions, Inc., certify that:

1. I have reviewed this Quarterly Report on Form 10-QSB of China Mobility Solutions, Inc.;

2. Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Quarterly Report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The small business issuers other certifying officer and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) * for the small business issuer and have:

  (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)  *;

  (c)  Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  (d)  Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuers other certifying officer I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuers auditors and the audit committee of small business issuers board of directors (or persons performing the equivalent functions):

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  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

  (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuers internal controls; and

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Date: November 20, 2006
By:	/s/ Ernest Cheung

Ernest Cheung

Title: Chief Financial Officer (Principal Financial Officer)

* Indicates material omitted in accordance with SEC Releases Nos. 33-8238 and 34-47986

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